Exhibit 99.1

Contacts:

Media Contact	Investor Contact
David Grip	Brian Denyeau
AspenTech	ICR
+1 781-221-5273	+1 646-277-1251
david.grip@aspentech.com	brian.denyeau@icrinc.com

Aspen Technology Announces Financial Results for the
Fourth Quarter and Fiscal Year 2018

Bedford, Mass. - August 8, 2018 - Aspen Technology, Inc. (NASDAQ: AZPN), the asset optimization software company, today announced financial results for its fourth quarter and fiscal year ended June 30, 2018.

“AspenTech ended fiscal 2018 with a solid performance across all areas of the business.  Our results reflect encouraging signs of improvement among Engineering & Construction customers, as well as continued strength from our owner-operator customers,” said Antonio Pietri, President and Chief Executive Officer of AspenTech.

Pietri continued, “We are also seeing growing momentum for our APM business, which signed a number of exciting transactions in the quarter.  We are pleased with the significant progress made with APM in its first year in the market and believe we are well positioned to generate meaningful growth from this market opportunity in fiscal 2019 and beyond.”

Fourth Quarter and Fiscal Year 2018 Recent Business Highlights

•
Annual spend, which the company defines as the annualized value of all term license and maintenance contracts at the end of the quarter, was approximately $489 million at the end of the fourth quarter of fiscal 2018, which increased 6.4% compared to the fourth quarter of fiscal 2017 and 1.9% sequentially.

•	GAAP operating margin was 40.3%, compared to 39.6% in the fourth quarter of fiscal 2017. Non-GAAP operating margin was 45.2%, compared to 46.1% in the fourth quarter of fiscal 2017.

•	AspenTech repurchased approximately 550,000 shares of its common stock for $50.0 million in the fourth quarter of fiscal 2018.

•	AspenTech repurchased approximately 2.8 million shares of its common stock for $200 million in fiscal year 2018.

Summary of Fourth Quarter Fiscal Year 2018 Financial Results

AspenTech’s total revenue of $126.0 million included:

•	Subscription and software revenue was $119.5 million in the fourth quarter of fiscal 2018, an increase from $115.4 million in the fourth quarter of fiscal 2017.

•	Services and other revenue was $6.5 million in the fourth quarter of fiscal 2018, compared to $8.2 million in the fourth quarter of fiscal 2017.

For the quarter ended June 30, 2018, AspenTech reported income from operations of $50.7 million, compared to income from operations of $48.9 million for the quarter ended June 30, 2017.

Net income was $38.0 million for the quarter ended June 30, 2018, leading to net income per share of $0.53, compared to net income per share of $0.73 in the same period last fiscal year.

Non-GAAP income from operations, which adds back the impact of stock-based compensation expense, amortization of intangibles associated with acquisitions and acquisition related fees, was $57.0 million for the fourth quarter of fiscal 2018, compared to non-GAAP income from operations of $57.0 million in the same period last fiscal year. Non-GAAP net income was $42.5 million, or $0.59 per share, for the fourth quarter of fiscal 2018, compared to non-GAAP net income of $59.1 million, or $0.79 per share, in the same period last fiscal year. A reconciliation of GAAP to non-GAAP results is presented in the financial tables included in this press release.

AspenTech had cash and marketable securities of $96.2 million and borrowings of $170.0 million at June 30, 2018.

During the fourth quarter, the company generated $79.1 million in cash flow from operations and $79.5 million in free cash flow. Free cash flow is calculated as net cash provided by operating activities adjusted for the net impact of: purchases of property, equipment and leasehold improvements; capitalized computer software development costs; non-capitalized acquired technology, excess tax benefits from stock-based compensation, and other nonrecurring items, such as acquisition or litigation related payments.

Summary of Fiscal Year 2018 Financial Results

AspenTech’s total revenue of $499.5 million increased 3.4% from $482.9 million for fiscal year 2017.

•	Subscription and software revenue was $471.0 million, an increase from $453.5 million for fiscal year 2017.

•	Services and other revenue was $28.5 million, compared to $29.4 million for fiscal year 2017.

For the fiscal year ended June 30, 2018, AspenTech reported income from operations of $209.6 million, compared to income from operations of $212.0 million for fiscal year 2017.

Net income was $148.7 million for the fiscal year ended June 30, 2018, leading to net income per share of $2.04, compared to net income per share of $2.11 for fiscal year 2017.

Non-GAAP income from operations was $237.0 million for fiscal year 2018, an improvement compared to non-GAAP income from operations of $235.8 million for fiscal year 2017. Non-GAAP net income was $168.3 million, or $2.31 per share, for fiscal year 2018, compared to non-GAAP net income of $177.4 million, or $2.30 per share, for fiscal year 2017.

For the fiscal year ended June 30, 2018, the company generated $206.9 million in cash flow from operations and $212 million in free cash flow.

Use of Non-GAAP Financial Measures

This press release contains “non-GAAP financial measures” under the rules of the U.S. Securities and Exchange Commission. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by generally accepted accounting principles, or GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP. A reconciliation of GAAP to non-GAAP results is included in the financial tables included in this press release.

Management considers both GAAP and non-GAAP financial results in managing AspenTech’s business. As the result of adoption of new licensing models, management believes that a number of AspenTech’s performance indicators based on GAAP, including revenue, gross profit, operating income and net income, should be viewed in conjunction with certain non-GAAP and other business measures in assessing AspenTech’s performance, growth and financial condition. Accordingly, management utilizes a number of non-GAAP and other business metrics, including the non-GAAP metrics set forth in this press release, to track AspenTech’s business performance. None of these non-GAAP metrics should be considered as an alternative to any measure of financial performance calculated in accordance with GAAP.

Conference Call and Webcast

AspenTech will host a conference call and webcast today, August 8, 2018, at 4:30 p.m. (Eastern Time), to discuss the company's financial results for the fourth quarter and fiscal year 2018 as well as the company’s business outlook.

To listen to the earnings call, participants need to utilize the live dial-in number (833) 713-6081 or (702) 374-0603, conference ID code 1967135. The supplemental webcast presentation about ASC Topic 606 will occur at the end of management’s prepared remarks and prior to the live Q&A session. To view the webcast, interested parties will need to log on to the Investor Relations section of AspenTech’s website, http://ir.aspentech.com/, and click on the “Webcast” link. After the webcast presentation, participants should return to the live dial-in number for the Q&A session. A replay of the call and webcast presentation will be archived on AspenTech’s website and will also be available via telephone at (855) 859-2056 or (404) 537-3406, conference ID code 1967135, through September 23, 2018.

About AspenTech

AspenTech is a leading software supplier for optimizing asset performance. Our products thrive in complex, industrial environments where it is critical to optimize the asset design, operation and maintenance lifecycle. AspenTech uniquely combines decades of process modeling expertise with big data machine-learning. Our purpose-built software platform automates knowledge work and builds sustainable competitive advantage by delivering high returns over the entire asset lifecycle. As a result, companies in capital-intensive industries can maximize uptime and push the limits of performance, running their assets faster, safer, longer and greener. Visit AspenTech.com to find out more.

© 2018 Aspen Technology, Inc. AspenTech, aspenONE and the Aspen leaf logo are trademarks of Aspen Technology, Inc. All rights reserved.

Source: Aspen Technology, Inc.

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in Thousands, Except per Share Data)

	Three Months Ended June 30,		Twelve Months Ended June 30,
	2018	2017	2018	2017
Revenue:
Subscription and software	$119,501	$115,435	$471,041	$453,512
Services and other	6,459	8,247	28,473	29,430
Total revenue	125,960	123,682	499,514	482,942
Cost of revenue:
Subscription and software	6,142	5,285	23,228	21,051
Services and other	6,905	6,829	27,416	26,415
Total cost of revenue	13,047	12,114	50,644	47,466
Gross profit	112,913	111,568	448,870	435,476
Operating expenses:
Selling and marketing	27,202	26,510	101,077	92,633
Research and development	21,213	21,953	82,076	79,530
General and administrative	13,792	14,157	56,076	51,297
Total operating expenses	62,207	62,620	239,229	223,460
Income from operations	50,706	48,948	209,641	212,016
Interest income	27	143	231	808
Interest (expense)	(1,739)	(1,066)	(5,691)	(3,787)
Other income (expense), net	120	21	(838)	1,309
Income before provision for income taxes	49,114	48,047	203,343	210,346
Provision for income taxes	11,094	(6,305)	54,655	48,150
Net income	$38,020	$54,352	$148,688	$162,196
Net income per common share:
Basic	$0.53	$0.73	$2.06	$2.12
Diluted	$0.53	$0.73	$2.04	$2.11
Weighted average shares outstanding:
Basic	71,349	74,294	72,140	76,491
Diluted	72,315	74,830	72,956	76,978

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Dollars in Thousands, Except Share and Per Share Data)

	June 30, 2018	June 30, 2017
ASSETS
Current assets:
Cash and cash equivalents	$96,165	$101,954
Accounts receivable, net	21,910	27,670
Prepaid expenses and other current assets	10,509	12,061
Prepaid income taxes	2,601	4,501
Total current assets	131,185	146,186
Property, equipment and leasehold improvements, net	9,806	13,400
Computer software development costs, net	646	667
Goodwill	75,590	51,248
Intangible assets, net	35,310	20,789
Non-current deferred tax assets	11,090	14,352
Other non-current assets	1,297	1,300
Total assets	$264,924	$247,942
LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable	$4,230	$5,467
Accrued expenses and other current liabilities	39,515	48,149
Income taxes payable	1,698	1,603
Borrowings under credit agreement	170,000	140,000
Current deferred revenue	286,845	272,024
Total current liabilities	502,288	467,243
Non-current deferred revenue	28,259	28,335
Other non-current liabilities	18,492	13,148
Commitments and contingencies (Note 15)
Series D redeemable convertible preferred stock, $0.10 par value—Authorized—3,636 shares as of June 30, 2018 and 2017 Issued and outstanding—none as of June 30, 2018 and 2017	—	—
Stockholders' deficit:
Common stock, $0.10 par value—Authorized—210,000,000 shares Issued—103,130,300 shares at June 30, 2018 and 102,567,129 shares at June 30, 2017 Outstanding—71,186,701 shares at June 30, 2018 and 73,421,153 shares at June 30, 2017	10,313	10,257
Additional paid-in capital	715,475	687,479
Retained earnings	305,208	156,520
Accumulated other comprehensive income	1,388	1,459
Treasury stock, at cost— 31,943,599 shares of common stock at June 30, 2018 and 29,145,976 shares at June 30, 2017	(1,316,499)	(1,116,499)
Total stockholders' deficit	(284,115)	(260,784)
Total liabilities and stockholders' deficit	$264,924	$247,942

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in Thousands)

	Three Months Ended June 30,		Twelve Months Ended June 30,
	2018	2017	2018	2017
Operating activities:
Net income	$38,020	$54,352	$148,688	$162,196
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,642	1,412	6,544	6,405
Net foreign currency (gains) losses	(106)	984	980	(1,036)
Stock-based compensation expense	5,466	4,493	22,688	18,800
Deferred income taxes	(1,274)	(5,455)	3,193	(4,286)
Provision for (recovery from) bad debts	45	(26)	1,418	199
Tax benefits from stock-based compensation	—	3,621	—	5,965
Excess tax benefits from stock-based compensation	—	(3,621)	—	(5,965)
Other non-cash operating activities	107	172	421	602
Changes in assets and liabilities, excluding initial effects of acquisitions:
Accounts receivable	5,291	7,464	4,327	(7,480)
Prepaid expenses, prepaid income taxes, and other assets	(1,087)	(6,069)	3,821	(2,421)
Accounts payable, accrued expenses, income taxes payable and other liabilities	5,604	(16,018)	1,156	(9,070)
Deferred revenue	25,399	32,039	13,700	18,477
Net cash provided by operating activities	79,107	73,348	206,936	182,386
Investing activities:
Purchases of marketable securities	—	—	—	(683,748)
Maturities of marketable securities	—	17,130	—	686,346
Purchase of property, equipment and leasehold improvements	(114)	(569)	(331)	(2,720)
Payments for business acquisitions, net of cash acquired	—	—	(33,700)	(36,171)
Payments for capitalized computer software costs	(30)	(279)	(329)	(405)
Net cash (used in) provided by investing activities	(144)	16,282	(34,360)	(36,698)
Financing activities:
Exercise of stock options	6,064	1,381	13,466	9,273
Repurchases of common stock	(50,684)	(75,849)	(205,049)	(371,491)
Payment of tax withholding obligations related to restricted stock	(2,484)	(1,418)	(7,896)	(5,764)
Deferred business acquisition payments	(6,049)	—	(8,649)	—
Excess tax benefits from stock-based compensation	—	3,621	—	5,965
Proceeds from credit agreement	—	—	30,000	—
Payments of credit agreement issuance costs	—	—	(351)	—
Net cash used in financing activities	(53,153)	(72,265)	(178,479)	(362,017)
Effect of exchange rate changes on cash and cash equivalents	(720)	37	114	(53)
Increase (decrease) in cash and cash equivalents	25,090	17,402	(5,789)	(216,382)
Cash and cash equivalents, beginning of year	71,075	84,552	101,954	318,336
Cash and cash equivalents, end of year	$96,165	$101,954	$96,165	$101,954

Supplemental disclosure of cash flow information:
Income tax paid, net	$11,895	$23,794	$50,557	$65,536
Interest paid	1,582	945	5,038	3,444

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Results of Operations and Cash Flows
(Dollars in Thousands, Except per Share Data)

	Three Months Ended June 30,		Twelve Months Ended June 30,
	2018	2017	2018	2017
Total expenses
GAAP total expenses (a)	$75,254	$74,734	$289,873	$270,926
Less:
Stock-based compensation (b)	(5,466)	(4,493)	(22,688)	(18,800)
Non-capitalized acquired technology (e)	—	(1,900)	—	(2,250)
Amortization of intangibles	(653)	(434)	(2,231)	(950)
Litigation judgment	(141)	—	(1,689)	—
Acquisition related fees	(15)	(1,261)	(721)	(1,754)

Non-GAAP total expenses	$68,979	$66,646	$262,544	$247,172

Income from operations
GAAP income from operations	$50,706	$48,948	$209,641	$212,016
Plus:
Stock-based compensation (b)	5,466	4,493	22,688	18,800
Non-capitalized acquired technology (e)	—	1,900	—	2,250
Amortization of intangibles	653	434	2,231	950
Litigation judgment	141	—	1,689	—
Acquisition related fees	15	1,261	721	1,754

Non-GAAP income from operations	$56,981	$57,036	$236,970	$235,770

Net income
GAAP net income	$38,020	$54,352	$148,688	$162,196
Plus:
Stock-based compensation (b)	5,466	4,493	22,688	18,800
Non-capitalized acquired technology (e)	—	1,900	—	2,250
Amortization of intangibles	653	434	2,231	950
Litigation judgment	141	—	1,689	—
Acquisition related fees	15	1,261	721	1,754
Less:
Income tax effect on Non-GAAP items (c)	(1,763)	(3,303)	(7,679)	(8,551)

Non-GAAP net income	$42,532	$59,137	$168,338	$177,399

Diluted income per share
GAAP diluted income per share	$0.53	$0.73	$2.04	$2.11
Plus:
Stock-based compensation (b)	0.07	0.05	0.32	0.24
Non-capitalized acquired technology (e)	—	0.03	—	0.03
Amortization of intangibles	0.01	0.01	0.03	0.01
Litigation judgment	—	—	0.02	—
Acquisition related fees	—	0.01	0.01	0.02
Less:
Income tax effect on Non-GAAP items (c)	(0.02)	(0.04)	(0.11)	(0.11)

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Results of Operations and Cash Flows
(Dollars in Thousands, Except per Share Data)

Non-GAAP diluted income per share	$0.59	$0.79	$2.31	$2.30

Shares used in computing Non-GAAP diluted income per share	72,315	74,830	72,956	76,978

	Three Months Ended June 30,		Twelve Months Ended June 30,
	2018	2017	2018	2017
Free Cash Flow
GAAP cash flow from operating activities	$79,107	$73,348	$206,936	$182,386

Purchase of property, equipment and leasehold improvements	(114)	(569)	(331)	(2,720)
Capitalized computer software development costs	(30)	(279)	(329)	(405)
Non-capitalized acquired technology (e)	—	1,400	75	2,246
Excess tax benefits from stock-based compensation (d)	—	3,621	—	5,965
Acquisition related fee payments	280	—	1,148	448
Litigation related payments	260	(721)	4,546	(721)
Free Cash Flow	$79,503	$76,800	$212,045	$187,199

(a) GAAP total expenses
	Three Months Ended June 30,		Twelve Months Ended June 30,
	2018	2017	2018	2017
Total costs of revenue	$13,047	$12,114	$50,644	$47,466
Total operating expenses	62,207	62,620	239,229	223,460
GAAP total expenses	$75,254	$74,734	$289,873	$270,926

(b) Stock-based compensation expense was as follows:
	Three Months Ended June 30,		Twelve Months Ended June 30,
	2018	2017	2018	2017
Cost of services and other	$360	$371	$1,479	$1,477
Selling and marketing	992	715	3,862	3,652
Research and development	1,938	1,629	7,617	5,806
General and administrative	2,176	1,778	9,730	7,865
Total stock-based compensation	$5,466	$4,493	$22,688	$18,800

(c) The income tax effect on non-GAAP items for the three and twelve months ended June 30, 2018 is calculated utilizing the Company's blended statutory tax rate, of 28 percent.  The income tax rate used for the three and twelve months ended June 30, 2018 reflects the impact of the Tax Cuts and Jobs Act signed into law on December 22, 2017, with an effective date of January 1, 2018.  The income tax effect on non-GAAP items for the three and twelve months ended June 30, 2017 is calculated utilizing the Company's estimated federal and state tax rate.

(d) Excess tax benefits are related to stock-based compensation tax deductions in excess of book compensation expense and reduce the Company’s income taxes payable. The Company adopted ASU No. 2016-09, Compensation - Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting (“ASU No. 2016-09”) effective July 1, 2017. The Company adopted the cash flow presentation prospectively, and accordingly, excess tax benefits from stock-based compensation of $0.9 million and $3.0 million is presented as an operating activity as a component of net income for the three and twelve months ended June 30, 2018, respectively, while $3.6 million and $6.0 million of excess tax benefits from stock-based compensation is presented as a financing activity for the three and twelve months ended June 30, 2017, respectively.

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Results of Operations and Cash Flows
(Dollars in Thousands, Except per Share Data)

(e) In the twelve months ended June 30, 2017, the Company acquired technology that did not meet the accounting requirements for capitalization and therefore the cost of the acquired technology was expensed as research and development. The Company has excluded the expense of the acquired technology from non-GAAP operating income to be consistent with transactions where the acquired assets were capitalized. In the twelve months ended June 30, 2018 and 2017, the Company has excluded payments of $0.1 million and $2.2 million, respectively, for non-capitalized acquired technology (including $0.1 million and $0.5 million, respectively, of final payments related to non-capitalized acquired technology from prior fiscal periods) from free cash flow to be consistent with the treatment of other transactions where the acquired assets were capitalized.